UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑	Definitive Information Statement

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

series of Lincoln Variable Insurance Products Trust

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

INFORMATION STATEMENT

Lincoln Variable Insurance Products Trust

(the “Trust”)

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP BlackRock Global Allocation V.I. Managed Risk Fund

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

(the “Funds”)

Dated: July 22, 2016

Dear Shareholder:

At a meeting of the Board of Trustees (the “Board”) of the Trust, held on January 6, 2016 (the “Meeting”), the Board approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) for the Funds between the Funds’ investment adviser, Lincoln Investment Advisors Corporation (the “Adviser”), and Milliman Financial Risk Management LLC (“Milliman”). Milliman began managing the Funds’ managed risk overlay effective May 1, 2016.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”) permitting the Adviser, subject to Board approval, including a majority of the Trustees who are not “interested persons” (“Independent Trustees”) of the Trust within the meaning of that term under the Investment Company Act of 1940, to enter into or materially amend the Fund’s investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. Accordingly, approval of the New Sub-Advisory Agreement does not require a shareholder vote.

We are not asking you for a proxy, and you are requested not to send us a proxy,

with respect to this sub-adviser change. This document is for informational purposes only and you are not required to take any action.

As a condition of relying on the Order, the Adviser is required to furnish Fund shareholders with an Information Statement whenever a sub-advisory agreement is entered into or materially amended. This Information Statement presents details regarding the New Sub-Advisory Agreement.

The Board approved the addition of Milliman as a sub-adviser to the Funds to manage the risk management strategy employed by each of the Funds. The Adviser will continue to manage each Fund’s investment in underlying funds according to the investment strategy described in each Fund’s prospectus. Up to 20% of each Fund’s net assets may be used by Milliman to implement the risk management strategy.

I.	Background

At the Meeting, the Adviser recommended and the Board, including all of the Independent Trustees, approved the New Sub-Advisory Agreement with Milliman on behalf of the Funds to be effective as of May 1, 2016. Under the terms of the New Sub-Advisory Agreement, Milliman makes investment decisions and continuously reviews, supervises and administers the Funds’ investment program with respect to those assets allocated to Milliman.

II.	Board Considerations on the New Sub-Advisory Agreement

On January 6, 2016, the Board of Trustees of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things the approval of the sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (the “Sub-Advisory Agreement”) for various series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Milliman prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment sub-advisory agreements and the factors that they should consider in evaluating such agreements. Among other information, LIAC, Lincoln Life and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including in-person presentations by representatives of Milliman, information about proposed sub-advisory fees and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and Milliman provided materials in response. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life, LIAC, and Milliman to consider the approval of the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Sub-Advisory Agreement be approved for each Fund. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

Sub-Advisory Agreement for each of:

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Managed Risk Profile 2010 Fund

LVIP Managed Risk Profile 2020 Fund

LVIP Managed Risk Profile 2030 Fund

LVIP Managed Risk Profile 2040 Fund

LVIP Managed Risk Profile 2050 Fund

Nature, Extent and Quality of Services.   In considering the approval of the sub-advisory agreement between LIAC and Milliman with respect to the Funds, the Board considered the nature, extent and quality of services to be provided by Milliman under the Sub-Advisory Agreement. The Board noted that Milliman has served as a consultant to LIAC with respect to the managed risk strategy for each Fund and that LIAC proposed to delegate the responsibility of managing each Fund’s managed risk strategy to Milliman as sub-adviser. The Board considered the criteria provided by LIAC in recommending Milliman be appointed a sub-adviser for the managed risk strategy of the Funds, including historical modeling, and noted that the Board was familiar with the futures-based managed risk overlay services provided by Milliman as a consultant to LIAC with respect to the Funds. The Board reviewed the services to be provided by Milliman, the backgrounds of the investment professionals proposed to service the Funds, Milliman’s consulting work for LIAC with respect to the managed risk strategy for the Funds, and the reputation, resources and investment approach of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Milliman were expected to be satisfactory.

Performance.   With respect to performance, the Board considered that Milliman has served as a risk management consultant to LIAC with respect to the Funds’ futures-based managed risk strategy and that the Board received quarterly performance information from LIAC and also from Morningstar, Inc. as part of the annual contract renewal process. The Board concluded that the services to be provided by Milliman were expected to be acceptable.

Sub-Advisory Fee and Economies of Scale.   The Board reviewed the proposed sub-advisory fee schedule and noted Milliman’s view that the sub-advisory fees proposed by Milliman were competitive compared to other registered fund and institutional clients that employ the same futures-based managed risk strategy as used for the Funds. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party and that LIAC would compensate Milliman from its fees. The Board concluded that the proposed sub-advisory fees were reasonable.

Profitability and Fallout Benefits.   The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it would receive and noted Milliman’s statement that the Sub-Advisory Agreement may strengthen Milliman’s name recognition as well as create non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume.

LVIP BlackRock Global Allocation V.I. Managed Volatility Fund

Nature, Extent and Quality of Services.   In considering the approval of the Sub-Advisory Agreement between LIAC and Milliman with respect to the Fund, the Board considered the nature, extent and quality of services to be provided by Milliman under the Sub-Advisory Agreement. The Board considered the criteria provided by LIAC in recommending Milliman be appointed a sub-adviser for the risk management strategy of the Fund, including historical modeling and noted that the Board was familiar with the futures-based managed risk overlay services provided by Milliman as a consultant to LIAC. The Board reviewed the services to be provided by Milliman, the backgrounds of the investment professionals proposed to service the Fund, Milliman’s consulting work for LIAC with respect to the risk management strategy for other funds in the Trust and the reputation, resources and investment approach of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Milliman were expected to be satisfactory.

Performance.   With respect to performance, the Board considered that Milliman has served as a risk management consultant to LIAC with respect to other funds in the Trust with a futures-based managed risk strategy and that the Board received quarterly performance information from LIAC and also from Morningstar, Inc. as part of the Board’s annual contract renewal process. The Board concluded that the services to be provided by Milliman were expected to be acceptable.

Sub-Advisory Fee and Economies of Scale.   The Board reviewed the proposed sub-advisory fee schedule and noted Milliman’s view that the sub-advisory fees proposed by Milliman were competitive compared to other registered fund and institutional clients that employ the same futures-based managed risk strategy as proposed for the Fund. The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party and that LIAC would compensate Milliman from its fees. The Board concluded that the proposed sub-advisory fees were reasonable.

Profitability and Fallout Benefits.   The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it would receive and noted Milliman’s statement that the Sub-Advisory Agreement may strengthen Milliman’s name recognition as well as create non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume.

Overall Conclusions

Based on all the information considered and conclusions reached, the Board determined that the terms of the proposed Sub-Advisory Agreement are fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Funds.

III.	The New Sub-Advisory Agreement

The New Sub-Advisory Agreement is dated May 1, 2016 and has an initial two-year term. Thereafter, continuance of the New Sub-Advisory Agreement will require the annual approval of the Board, including a majority of the Independent Trustees.

Under the New Sub-Advisory Agreement, Milliman makes investment decisions and continuously reviews, supervises and administers the Funds’ investment program with respect to those assets allocated to Milliman. The New Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, by: (a) the vote of a majority of the Funds’ outstanding voting securities; (b) the Adviser on at least sixty days’ written notice to Milliman; or (c) Milliman on at least ninety days’ written notice to the Adviser. The New Sub-Advisory Agreement will also automatically terminate, without the payment of any penalty, in the event of its assignment, its delegation (unless the Adviser has by prior written consent agreed to the delegation) or in the event the investment management agreement between the Adviser and the Trust terminates for any reason.

The Funds paid the Adviser investment advisory fees at the following aggregate annual rates, expressed as a percentage of average daily net assets of the Fund, and in the following net amounts for the fiscal year ended December 31, 2015:

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets	Net Amount
LVIP American Global Balanced Allocation Managed Risk Fund	0.25%	$ 5,074,176
LVIP American Global Growth Allocation Managed Risk Fund	0.25%	10,071,033
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	0.05%	463,784
LVIP Global Conservative Allocation Managed Risk Fund	0.25%	3,664,294
LVIP Global Growth Allocation Managed Risk Fund	0.25%	23,163,729
LVIP Global Moderate Allocation Managed Risk Fund	0.25%	18,635,612
LVIP Managed Risk Profile 2010 Fund	0.25%	106,574
LVIP Managed Risk Profile 2020 Fund	0.25%	393,356
LVIP Managed Risk Profile 2030 Fund	0.25%	418,846
LVIP Managed Risk Profile 2040 Fund	0.25%	290,321
LVIP Managed Risk Profile 2050 Fund	0.25%	68,565
LVIP U.S. Growth Allocation Managed Risk Fund	0.25%	172,356

Had the New Sub-Advisory Agreement been in effect for that same time period, the Adviser would have paid sub-advisory fees to the Sub-Adviser at aggregate annual rates, expressed as a percentage of average daily net assets of the Fund, in the following net amounts:

Fund	Aggregate Annual Rate as a Percentage of Average Daily Net Assets	Net Amount
LVIP American Global Balanced Allocation Managed Risk Fund	0.06%	$1,296,674
LVIP American Global Growth Allocation Managed Risk Fund	0.06%	2,573,488
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	0.06%	592,791
LVIP Global Conservative Allocation Managed Risk Fund	0.06%	936,254
LVIP Global Growth Allocation Managed Risk Fund	0.06%	5,918,611
LVIP Global Moderate Allocation Managed Risk Fund	0.06%	4,761,606
LVIP Managed Risk Profile 2010 Fund	0.06%	27,219
LVIP Managed Risk Profile 2020 Fund	0.06%	100,479
LVIP Managed Risk Profile 2030 Fund	0.06%	106,992
LVIP Managed Risk Profile 2040 Fund	0.06%	74,162
LVIP Managed Risk Profile 2050 Fund	0.06%	17,527
LVIP U.S. Growth Allocation Managed Risk Fund	0.06%	66,262

IV.	Information About Milliman

Milliman, which is located at 71 S. Wacker Drive, 31st Floor, Chicago, Illinois, is a major financial services company engaged in investment advisory, hedging, and consulting services. Milliman is registered with the Securities and Exchange Commission as an investment adviser under the Investment

Advisers Act of 1940. Milliman is a wholly-owned subsidiary of Milliman, Inc. As of December 31, 2015, Milliman had over $169 billion in assets under management.

Milliman’s sole member is its parent company Milliman, Inc. The table below shows Milliman, Inc.’s officers and directors.

Name	Principal Occupation
Brian Brown	Director
Jeffrey Budin	Director
Mary Clare	Chief Legal Officer
Dermot Corry	Director
Nicholas Dumbreck	Director
James Fulton	Chief Financial Officer
Richard Lord	Director
Lorraine Mayne	Director
Kenneth Mungan	Chairman of the Board
William Pederson	Chief Operating Officer
Brian Pollack	Corporate Secretary
Susan Puz	Chief Compliance Officer
Allen Schmitz	Director
Rebecca Sielman	Director
Stephen White	President

Milliman’s Chief Compliance Officer is Susan Helen Puz.

A.	Comparable Funds

Milliman currently manages other accounts or funds having similar investment objectives and strategies to the Funds. Milliman provides investment advisory or sub-advisory services with respect to the funds listed below, which have investment objectives and strategies similar to those of the Funds. Although the investment objectives and strategies of the funds listed below may be similar to the Funds, the nature of services Milliman provides may be different.

Comparable Funds	Contractual Fee	Assets under Management (as of 04/30/2016)	Breakpoints (if any)
American Funds IS MR Asset Allocation	0.10%	2,925,520,075
American Funds IS MR Blue Chip	0.10%	174,222,528
American Funds IS MR Global Allocation Portfolio	0.10%	98,580,353
American Funds IS MR Growth	0.10%	161,117,741
American Funds IS MR Growth Portfolio	0.10%	371,657,658
American Funds IS MR Growth-Income	0.10%	131,818,145
American Funds IS MR Growth-Income Portfolio	0.10%	$ 348,749,404
American Funds IS MR International	0.10%	88,634,348
Calvert VP Volatility Mgd Growth	0.20%	118,835,856
Calvert VP Volatility Mgd Mod Growth	0.20%	68,895,607
Calvert VP Volatility Mgd Moderate	0.20%	97,964,714
FVIT American	0.15%	206,526,744	0.15% up to $10 billion, 0.10% above $10 billion
FVIT Balanced	0.15%	93,541,294
FVIT BlackRock	0.15%	282,094,252
FVIT Franklin	0.15%	179,573,609

Comparable Funds	Contractual Fee	Assets under Management (as of 04/30/2016)	Breakpoints (if any)
FVIT Growth	0.15%	477,793,803
FVIT Moderate Growth	0.15%	138,209,723
FVIT Select Advisor	0.15%	111,178,172
FVIT Wellington	0.15%	374,729,856
TOPS MR Balanced	0.20%	624,114,460
TOPS MR Flex	0.20%	76,186,442
TOPS MR Growth	0.20%	1,047,045,285
TOPS MR Moderate Growth	0.20%	1,036,661,817
Transamerica American Fds Mgd Rsk	0.10%	202,080,869	0.15% up to $10 billion, 0.10% above $10 billion
Transamerica BR GlbAllc Mgd Rsk-Bal	0.10%	151,054,526
Transamerica BR GlbAllc Mgs Rsk-Gr	0.10%	171,287,808

B.	Payments of Commissions to Affiliated Brokers

As of May 11, 2016, Milliman had no affiliated broker-dealers.

V.	Purchases of Milliman’s Securities by Trustees

To the knowledge of the Funds, no Trustee currently has any material interest in security holdings or transactions or proposed transactions involving Milliman or any entity controlling, controlled by or under common control with Milliman.

VI.	Ownership of Shares

As of December 31, 2015, the Funds had the following outstanding Standard and Service Class shares:

	Shares Outstanding
Fund	Standard Class	Service Class
LVIP American Global Balanced Allocation Managed Risk Fund	58,599.27	187,025,788.29
LVIP American Global Growth Allocation Managed Risk Fund	104,288.44	359,277,473.78
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	27,759.34	104,323,285.45
LVIP Global Conservative Allocation Managed Risk Fund	5,470,683.14	103,704,846.42
LVIP Global Growth Allocation Managed Risk Fund	15,520,414.10	692,613,749.14
LVIP Global Moderate Allocation Managed Risk Fund	16,291,722.68	528,627,111.01
LVIP Managed Risk Profile 2010 Fund	3,253,050.08	565,122.60
LVIP Managed Risk Profile 2020 Fund	10,172,084.03	2,049,487.92
LVIP Managed Risk Profile 2030 Fund	12,473,606.24	2,195,395.61
LVIP Managed Risk Profile 2040 Fund	8,336,170.10	2,216,950.37
LVIP Managed Risk Profile 2050 Fund	2,678,669.97	606,539.21
LVIP U.S. Growth Allocation Managed Risk Fund	45,323.35	34,251,376.71

Because each of the Funds is an investment for variable annuity contracts and variable life insurance policies (“Variable Contracts”) offered by certain life insurance companies, the insurance companies are the record holders of the Funds’ shares. However, the owners of the Variable Contracts are the beneficial owners/shareholders because they direct the voting of the Funds’ shares. As of December 31, 2015, no beneficial owner/shareholder of the Funds’ shares owned 5% or more of the shares.

As of December 31, 2015, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund as noted below:

Fund	Share Class	Name	Number of Shares	Percent of Class
LVIP Global Growth Allocation Managed Risk Fund	Standard	Elizabeth S. Hager (Trustee)	104	0.00%
LVIP Global Moderate Allocation Managed Risk Fund	Standard	Elizabeth S. Hager (Trustee)	167	0.00%

VII.	Other Information

Investment Adviser

The Adviser serves as the Funds’ investment adviser and is located at One Granite Place, Concord, New Hampshire 03301.

Principal Underwriter and Distributor

The Trust’s distributor, Lincoln Financial Distributors, Inc. (“LFD”), is located at 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087. LFD is an affiliate of the Adviser. The Funds paid LFD the following amounts in 12b-1 fees for the fiscal year ended December 31, 2015:

Fund	12b-1 Fees
LVIP American Global Balanced Allocation Managed Risk Fund	$ 7,101,899
LVIP American Global Growth Allocation Managed Risk Fund	14,096,808
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	3,245,495
LVIP Global Conservative Allocation Managed Risk Fund	3,465,606
LVIP Global Growth Allocation Managed Risk Fund	22,660,449
LVIP Global Moderate Allocation Managed Risk Fund	18,075,991
LVIP Managed Risk Profile 2010 Fund	17,934
LVIP Managed Risk Profile 2020 Fund	65,193
LVIP Managed Risk Profile 2030 Fund	60,323
LVIP Managed Risk Profile 2040 Fund	56,295
LVIP Managed Risk Profile 2050 Fund	10,289
LVIP U.S. Growth Allocation Managed Risk Fund	172,213

Broker-Dealers Affiliated with the Adviser

The Adviser has the following affiliated brokers: Lincoln Financial Advisors Corporation, Lincoln Financial Distributors, Inc., and Lincoln Financial Securities Corporation. The Funds do not trade securities through any broker affiliated with the Adviser and as a result, the Funds did not pay any brokerage commissions to these brokers for the fiscal year ended December 31, 2015.

Administrator

The Trust’s administrator, Lincoln National Life Insurance Company (“Lincoln Life”), is located at 1300 S. Clinton St., Ft. Wayne, Indiana 46802. Lincoln Life is an affiliate of the Adviser. Lincoln Life does not receive fees for providing administrative services but is reimbursed for its own costs in providing such services. The Funds reimbursed Lincoln Life the following amounts for administration costs for the fiscal year ended December 31, 2015:

Fund	Administration Costs
LVIP American Global Balanced Allocation Managed Risk Fund	$162,088
LVIP American Global Growth Allocation Managed Risk Fund	295,656
LVIP BlackRock Global Allocation V.I. Managed Risk Fund	128,660
LVIP Global Conservative Allocation Managed Risk Fund	131,726
LVIP Global Growth Allocation Managed Risk Fund	728,653
LVIP Global Moderate Allocation Managed Risk Fund	632,095
LVIP Managed Risk Profile 2010 Fund	15,697
LVIP Managed Risk Profile 2020 Fund	26,325
LVIP Managed Risk Profile 2030 Fund	28,795
LVIP Managed Risk Profile 2040 Fund	26,648
LVIP Managed Risk Profile 2050 Fund	17,021
LVIP U.S. Growth Allocation Managed Risk Fund	3,226

Householding

Only one copy of this Information Statement is mailed to households, even if more than one person in a household is a Fund shareholder of record, unless a Fund has received instructions to the contrary. If you need additional copies of this Information Statement, or if you do not want the mailing of an Information Statement to be combined with those for other members of your household in the future, or if you are receiving multiple copies and would rather receive just one copy for the household, please contact the Trust by calling 1-800-454-6265 or by writing to the Trust at P.O. Box 2340, Ft. Wayne, Indiana 46801 (regular mail) or 1300 S. Clinton Street, Ft. Wayne, Indiana 46802 (express mail).

Annual and Semi-Annual Reports

Shareholders can obtain a copy of the Funds’ most recent Annual Reports and any Semi-Annual Report without charge, by calling 1-800-454-6265 or by writing to the Trust at P.O. Box 2340, Ft. Wayne, Indiana 46801 (regular mail) or 1300 S. Clinton Street, Ft. Wayne, Indiana 46802 (express mail).

PLEASE RETAIN THIS INFORMATION STATEMENT FOR FUTURE REFERENCE